UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 21, 2004

NATIONAL ENERGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 0-19136 (Common Stock)

Delaware (State or other jurisdiction of incorporation or organization)	58-1922764 (IRS Employer Identification No.)

4925 Greenville Avenue
1400 One Energy Square
Dallas, Texas 75206
(Address of principal executive offices)

(214) 692-9211
(Registrant’s telephone number, including area code)

Item 5. Other Material Events.

     On April 27, 2004, National Energy Group, Inc. (the “Company”) filed a Current Report on Form 8-K announcing a change in the Company’s independent auditors. The exhibit to the Form 8-K was incorrect, in that the Company incorrectly attached the wrong letter from KPMG as an exhibit. This Amendment No. 1 contains the correct exhibit, which is KPMG’s letter referenced in Item 4(iv) of the original Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)     Financial Statements.

None

     (b)     Pro Forma Financial Information.

None

     (c)     Exhibits

16.2 Letter from KPMG LLP, dated May 7, 2004

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SIGNATURES

NATIONAL ENERGY GROUP, INC.

May 7, 2004	By:	/s/ Randall D. Cooley

Randall D. Cooley
Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16.2	Letter from KPMG LLP, dated May 7, 2004

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